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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    July 2, 2004
                                                  ------------------------------


                            Cartoon Acquisition, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                   000-50411                 20-0269287
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     (State or other               (Commission              (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


            24300 Chagrin Blvd., Suite 210, Cleveland, Ohio         44122
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            (Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code     (216) 514-5997
                                                   -----------------------------





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a.   DISMISSAL OF INDEPENDENT AUDITORS.

On July 2, 2004, Cartoon Acquisition, Inc. (the "Company") notified Berger Apple & Associates Ltd. ("BAA") of BAA's dismissal as the Company's independent auditors because BAA is not yet registered with the Public Company Accounting Oversight Board, as required by recent Securities and Exchange Commission rules. The dismissal was approved by the Company's sole Director.

BAA did not provide a report with respect to the financial statements for the year ended December 31, 2003. However, BAA's report on the financial statements with respect to the period from inception to September 30, 2003, filed with the Company's Form 10-SB, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. In addition, during the year ended December 31, 2003 and through July 2, 2004, there have been no disagreements with BAA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BAA, would have caused it to make reference thereto in its report on the financial statements for such year.

Since the Company's inception on September 25, 2003 and through July 2, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has requested that BAA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 6, 2004, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

b.   NEW INDEPENDENT AUDITORS.

The Company's sole Director has engaged Liebman Goldberg & Drogin LLP as the Company's independent auditors, effective July 2, 2004.

Since the Company's inception in September 2003 and during any subsequent interim period prior to the engagement of Liebman Goldberg & Drogin LLP, the Company did not consult with Liebman Goldberg & Drogin LLP on any matter related to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement or a reportable event, and no report or advice, either oral or written, was received by the Company from Liebman Goldberg & Drogin LLP on any such matter.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) EXHIBITS.

       16.1 Letter from Berger Apple & Associates Ltd. to the Securities and Exchange Commission, dated July 6, 2004.


























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CARTOON ACQUISITION, INC.



July 8, 2004                           By:  /s/ James W. Margulies
                                           -------------------------------------
                                                James W. Margulies, President,
                                                Secretary and Treasurer